                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         AMENDMENT NUMBER 1 TO FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): February 12, 1996

       MARINEX MULTIMEDIA CORPORATION, Formerly HARD FUNDING, INC. (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                             Commission File Number:
                                   33-47921-A

                                   62-1459870
                      (IRS Employer Identification Number)


                             C/O CHARLES S. PLATKIN
                         MARINEX MULTIMEDIA CORPORATION
                          110 GREENE STREET, SUITE 800
                               NEW YORK, NY 10012

                    (Address of principal executive offices)

                                 (212) 334-6700
              (Registrant's telephone number, including area code)

Item 1. Changes in Control of Registrant.

         On February 12, 1996, Hard Funding, Inc. ("Hard Funding" or the "Company") acquired all of the issued and outstanding shares of Marinex Multimedia Corp., a New York corporation, ("Marinex") in a stock for stock transaction. A total of 4, 000,000 shares of the authorized but unissued common stock of the Company was issued to the existing common stockholders of Marinex, thereby effectively making Marinex a wholly owned subsidiary of the Company. The Company believes that this transaction is tax free under section 368 of the Internal Revenue Code.

         The Company acquired Marinex by issuing 4,000,000 shares of its authorized but unissued common stock to the present shareholders of Marinex in exchange for all of the
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issued and outstanding shares of Marinex. At closing, Marinex became a wholly owned subsidiary of the Company.

         Within the time prescribed by law, the Company caused the filing of a Form 8-K setting forth terms of the acquisition.

         On or about April 26, 1996, the Company caused a Form 8-K to be filed which included the proforma financial statements of Marinex Multimedia Corporation, to which this document is Amendment Number 1.

Item 2.        Acquisition or Disposition of Assets.

A.       Not applicable.

Item 3.        Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. The parent Company's present auditor, Ms. Jody Weber, C. P. A., completed an audit through the end of fiscal year 1995 and has resigned. A copy of her resignation is attached hereto as an exhibit.

         The firm of Doron Herskovitz of New York, New York was retained by Marinex to audit the subsidiary. The Company has signed a consulting agreement with Mazars and Company, New York, New York, under the terms of which it is anticipated that Mazars and Company will become auditors for the Company at such time as further audits are required. Both Ms. Weber and the firm of Doron Herskovitz have provided the Company with letters addressed to the Securities & Exchange Commission stating that there were no material disagreements with management which require disclosure pursuant to Item 304 of Regulation S-K.

         Both Ms. Weber (with respect to the parent Company) and the firm of Doron Herskovitz (with respect to the subsidiary) have agreed with management's representations as follows:

(a) There have been no disputes between management and the auditors and the auditors' reports contained no adverse opinion, disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

(b) The decision to change accountants was recommended and approved by the board of directors.

(c) During the registrant's two most recent fiscal years and any subsequent interim period there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the former accountants to respond fully to the inquiries of the successor accountants.

(d) None of the accountants expressed a disagreement or difference of opinion regarding any "reportable" event as that term is defined in Item 304 of Regulation S-K, including but not limited to:

(i) None of the accountants have advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;
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(ii) None of the accountants have advised the registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

(iii) None of the accountant's have advised the registrant of the need to expand significantly the scope of its audit, or notified the registrant that information has come to the accountant's attention that if further investigated may (i ) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii ) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and (2 ) due to the accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation;

(iv) None of the accountants have advised the registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i ) a previously issued audit report or the underlying financial statements, or (ii ) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2 ) due to the accountant's resignation, dismissal or declination to stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re-election.

(e) Management has requested the newly engaged accountant to review the required disclosure before it is filed with the Commission and provide the new accountant the opportunity to furnish the registrant with a letter addressed to the Commission containing any new information, clarification of the registrant's expression of its views, or the respects in which it does not agree with the statements made by the registrant in response to Item 304(a). The registrant has appended that letter hereto as an exhibit.

(f) The registrant has provided all of its present and former accountants with a copy of the disclosures it is making. The registrant has requested the former accountant to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant. The Company has appended that letter hereto as an exhibit.

Item 5.        Other Events. Not Applicable.

Item 6.        Resignations of Registrant's Directors. Not applicable.

Item 7. Financial Statements and Exhibits. Financial Statements of Business Acquired.

(a) Financial Statements of the acquired business are attached hereto.

(b) Resignation of Jody Weber, C. P. A.

(c) Letter from Jody Weber, C. P. A. to Securities & Exchange Commission.
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(d) Letter from Doron Herskovitz to Securities & Exchange Commission.



MARINEX MULTIMEDIA CORPORATION, Formerly
HARD FUNDING, INC.


By: /s/ Charles S. Platkin
   -----------------------
Charles S. Platkin
President

Date: May 21, 1996






Charles Stuart Platkin
Marinex Multimedia Corporation
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                               Jody M. Weber, CPA
                                7 Dipierro Drive
                                Monroe, NJ 08831
                                 (908)-656-0962


May 17, 1996


Securities and Exchange Commission
450 Fifth Street N.W.
Washington D.C. 20549


Dear Sir:

        I hereby resign as the accountant of Hard Funding, Inc. as of May 17, 1996. In my work for Hard Funding, Inc. I had no material disagreements with management concerning accounting procedures or practices, financial disclosure or auditing scope or procedure. My financial statements dated February 26, 1996 for the periods ending December 31, 1995, December 31, 1994 and December 31, 1993 contained clean opinions.

        I read Item 4 of Hard Funding, Inc. form 8-K and am in agreement with the statements contained in that section.

        If there is anything I can do to help in any way, please feel free to contact me directly.


                                        Sincerely yours;


                                        /s/  Jody M. Weber
                                        --------------------------------------
                                             Jody M. Weber CPA
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                               Jody M. Weber, CPA
                                7 Dipierro Drive
                                Monroe, NJ 08831
                                 (908)-656-0962


May 17, 1996


U.S. Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

                       RE:  Form 8-K
                            Hard Funding, Inc.
                            33-47921-A

Dear Sirs:

        I have served as the auditor for Hard Funding, Inc. since its inception, and as of its acquisition of Marinex Multimedia Corporation on February 23, 1996, I have submitted my resignation.

        I have carefully reviewed the requirements set forth in Item 304 of regulation S-K and the Form 8-K dated May 21, 1996.

        There have been no disputes between Management and my firm and no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. None of my auditor's reports have contained adverse opinions, disclaimers of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements or differences of opinion with respect to any reportable event or other matter for which disclosure is required under
Item 304.

        Management has asked that I furnish the Company with this letter to the Commission stating that I agree with the statements made by the registrant with respect to matters required to be disclosed under Item 304.

        If there is anything I can do to help in any way, please feel free to contact me directly.


                                        Sincerely yours,

                                        /s/ Jody M. Weber

                                        Jody M. Weber CPA



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                         [DORON HERSHKOVITZ LETTERHEAD]

                                                        May 16, 1996

U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

        Re:  Form 8-K
             Marinex Multimedia Corporation, formerly Hard Funding Inc.
             33-47921-A

Dear Sirs,

        I have served as the auditor for Marinex Multimedia Corporation since its inception, and as of its acquisition by Hard Funding Inc. on February 12, 1996, have served as the auditor for the combined entity.

        I have carefully reviewed the requirements set forth in Item 304 of Regulation S-K and the Form 8-K dated May 21, 1996.

        There have been no disputes between Management and my firm and no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. None of my auditor's reports have contained adverse opinions, disclaimers of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements or differences of opinion with respect to any reportable event or other matter for which disclosure is required under Item 304.

        Management has asked that I furnish the Company with this letter to the Commission stating that I agree with the statements made by the registrant with respect to the matters required to be disclosed under Item 304.

        If you should require anything further, please do not hesitate to call.

                                        Very truly yours,

                                        /s/ Doron Hershkovitz

                                        Doron Hershkovitz, CPA

DH/lg